UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 9, 2007
                                                  ____________________________



               Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



       Pennsylvania                 000-51214                    68-0593604
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                     19145
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code          (215) 755-1500
                                                  ____________________________



                           Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On February 9, 2007, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the first quarter ended December 31, 2006.

     For additional information, reference is made to the Company's press release dated February 9, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:


          Exhibit No.    Description
          ------------   -------------------------------------------------
          99.1           Press release regarding results of operations and
                         financial condition, dated February 9, 2007
























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                                      By:     /s/ Joseph R. Corrato
                                              -----------------------------
                                      Name:   Joseph R. Corrato
                                      Title:  Executive Vice President and
                                               Chief Financial Officer

Date: February 9, 2007




























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                              EXHIBIT INDEX

    Exhibit No.       Description
    ------------      -------------------------------------------------

    99.1 Press release regarding results of operations and financial condition, dated February 9, 2007








































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